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Kemper Variable Series


o    Kemper New Europe Portfolio

o    Kemper Global Blue Chip Portfolio

Supplement To Prospectus Dated May 1, 2000

Kemper New Europe Portfolio and Kemper Global Blue Chip Portfolio

On May 23, 2000, the Fund's Board of Trustees approved new Investment Management Agreements for the Portfolios, which restructured the management fee payable to the Advisor to an amount equal to that represented by the following schedule:

Average Daily Net Assets of the Portfolio           Annual Management Fee Rate
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$0-$250 million                                               1.00%

$250-$750 million                                             0.95%

$750 million-$1.5 billion                                     0.90%

$1.5-$3 billion                                               0.85%

Over $3 billion                                               0.80%
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The effect of this graduation is that increases in a Portfolio's net assets may result in a lower annual fee rate and decreases in a Portfolio's net assets may result in a higher annual fee rate, with a maximum fee rate of 1.00%.

As of May 23, 2000, the effective date of the new Investment Management Agreements, Kemper New Europe Portfolio's net assets were approximately $9.20 million and Kemper Global Blue Chip Portfolio's net assets were approximately $24.49 million. This change is effective June 1, 2000.





June 7, 2000